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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)               May 31, 1999


                           SUN HEALTHCARE GROUP, INC.

            (Exact name of registrant as specified in its charter)


       DELAWARE                   1-12040                        85-0410612
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(State or other                 (Commission                    (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)

101 SUN AVENUE, N.E., ALBUQUERQUE, NEW MEXICO                       87109
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(Address of principal executive offices)                          (Zip Code)


                                 (505) 821-3355
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               Registrant's telephone number, including area code


                                 NOT APPLICABLE
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        (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS

     On May 31, 1999, Sun Healthcare Group, Inc. ("Sun") announced that the waiver of covenant defaults under its bank agreement expired on May 28 and that its bank lenders exercised their right to prohibit Sun from making the semiannual interest payment on Sun's 9-3/8% Subordinated Notes.

      Sun's  press  release is attached  to this  Current  Report on Form 8-K as
Exhibit 99.1 and is incorporated by reference herein and made a part hereof.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)   Exhibits.

     99.1 Press Release dated May 31, 1999.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   SUN HEALTHCARE GROUP, INC.

                                   By:   /s/ William C. Warrick
                                   --------------------------------------------
                                   Name:   William C. Warrick
                                   Title:  Vice President, Corporate Controller

Dated:  June 8, 1999


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                                INDEX TO EXHIBITS




EXHIBIT NO.      IDENTITY OF EXHIBIT

  99.1           Press release issued by the Registrant on May 31, 1999.



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